UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC  20549

FORM 8-K/A

(Amendment No. 1)

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 1, 2026

Modine Manufacturing Company

(Exact name of registrant as specified in its charter)

Wisconsin	001-01373	39-0482000
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

1500 DeKoven Avenue, Racine, Wisconsin	53403
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:	(262) 636-1200

(Former name or former address, if changed since last report.)	N/A

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.625 par value	MOD	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Introductory Note

On October 1, 2026, Modine Manufacturing Company (“Modine” or the “Company”), completed the previously-announced spin-off of the Company’s Performance Technologies business (the “Performance Technologies Business”) and the combination of the Performance Technologies Business with Gentherm Incorporated, a Michigan corporation, in a Reverse Morris Trust transaction (the “Transaction”) as described in the Current Report on Form 8-K filed by the Company with the Securities and Exchange Commission on October 1, 2026 (the “Original Form 8-K”).

This Amendment No. 1 on Form 8-K/A amends the Original Form 8-K solely to file the unaudited pro forma financial information of the Company giving effect to the Transaction required by Item 9.01(b) of Form 8-K, which the Original Form 8-K stated would be filed by amendment. Such information is filed as Exhibit 99.1.

Unaudited pro forma financial information included in this Amendment No. 1 is intended for illustrative and informational purposes only and is not necessarily indicative of the results of operations that the Company would have achieved had the Transaction been completed on the dates assumed in the pro forma financial information or of the results that may be obtained in the future.

Item 9.01Financial Statements and Exhibits

(b)	Pro Forma Financial Information

The following unaudited pro forma financial information of the Company is filed as Exhibit 99.1 to this Amendment No. 1 to the Original Form 8-K and is incorporated herein by reference:

• Unaudited Pro Forma Consolidated Balance Sheet as of June 30, 2026

• Unaudited Pro Forma Consolidated Statement of Operations for the three months ended June 30, 2026

• Unaudited Pro Forma Consolidated Statements of Operations for each of the three years ended March 31, 2026, 2025 and 2024

• Notes to Unaudited Pro Forma Consolidated Financial Information

(d)	Exhibits

99.1	Unaudited Pro Forma Consolidated Financial Information of Modine Manufacturing Company

104	Cover Page Interactive Data File (formatted as Inline XBRL)

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Modine Manufacturing Company

	By:	/s/ Michael B. Lucareli
Michael B. Lucareli
Executive Vice President, Chief Financial Officer

Date: October 7, 2026

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